	Commerce Bancorp, Inc. and Subsidiaries
	Consolidated Balance Sheets
	(unaudited)

		September 30,	June 30,	Linked Quarter	September 30,
	(dollars in thousands)	2005	2005	% Change	2004	% Change

Assets	Cash and due from banks	$1,345,080	$1,400,346	(4)%	$1,069,318	26%
	Federal funds sold	14,500	13,700	6	255,000	(94)
	Cash and cash equivalents	1,359,580	1,414,046	(4)	1,324,318	3
	Loans held for sale	85,372	314,437	(73)	36,740	132
	Trading securities	150,847	183,894	(18)	245,258	(38)
	Securities available for sale	8,965,121	7,676,837	17	12,692,985	(29)
	Securities held to maturity	12,961,900	11,708,266	11	4,080,134	218
	Loans:
	Commercial real estate:
	Investor developer	1,657,101	1,626,886	2	1,391,812	19
	Residential construction	256,198	245,369	4	182,443	40
		1,913,299	1,872,255	2	1,574,255	22
	Commercial loans:
	Term	1,629,366	1,505,965	8	1,184,854	38
	Line of credit	1,345,536	1,343,279	0	1,105,510	22
	Demand	0	24,000	(100)	0	0
		2,974,902	2,873,244	4	2,290,364	30
	Owner-occupied	2,313,175	2,229,453	4	1,913,351	21
		5,288,077	5,102,697	4	4,203,715	26
	Consumer:
	Mortgages (1-4 family residential)	1,621,419	1,443,602	12	1,216,110	33
	Installment	203,055	167,663	21	136,538	49
	Home equity	2,177,317	2,024,130	8	1,712,733	27
	Credit lines	86,256	78,370	10	67,616	28
		4,088,047	3,713,765	10	3,132,997	30
	Total loans	11,289,423	10,688,717	6	8,910,967	27
	Less allowance for loan losses	138,903	141,325	(2)	131,529	6
		11,150,520	10,547,392	6	8,779,438	27
	Bank premises and equipment, net	1,217,222	1,135,035	7	963,459	26
	Other assets	402,978	383,029	5	309,149	30
	Total assets	$36,293,540	$33,362,936	9%	$28,431,481	28%

Liabilities	Deposits:
	Demand:
	Noninterest-bearing	$7,827,651	$7,540,381	4%	$6,047,322	29%
	Interest-bearing	13,133,145	11,966,515	10	10,886,783	21
	Savings	8,676,201	7,504,035	16	6,104,644	42
	Time	3,606,689	3,508,132	3	3,202,883	13
	Total deposits	33,243,686	30,519,063	9	26,241,632	27

	Other borrowed money	703,227	567,346	24	165,853	324
	Other liabilities	232,266	227,036	2	274,377	(15)
	Long-term debt	0	200,000	(100)	200,000	(100)
		34,179,179	31,513,445	8	26,881,862	27

Stockholders'	Common stock	173,784	164,178	6	158,871	9
Equity	Capital in excess of par value	1,263,180	1,024,851	23	887,861	42
	Retained earnings	725,215	664,803	9	501,477	45
	Accumulated other comprehensive (loss) income	(35,108)	8,390	(518)	12,748	(375)
		2,127,071	1,862,222	14	1,560,957	36

	Less treasury stock, at cost	12,710	12,731	(0)	11,338	12
	Total stockholders' equity	2,114,361	1,849,491	14	1,549,619	36
	Total liabilities and stockholders' equity	$36,293,540	$33,362,936	9%	$28,431,481	28%

Commerce Bancorp, Inc. and Subsidiaries
Consolidated Balance Sheets
(unaudited)

	(dollars in thousands)	September 30,	June 30, 2005			September 30, 2004
		2005	Actual	$ Change	% Change	Actual	$ Change	% Change

Assets	Cash and due from banks	$1,345,080	$1,400,346	($55,266)	(4)%	$1,069,318	$275,762	26%
	Federal funds sold	14,500	13,700	800	6	255,000	(240,500)	(94)
	Cash and cash equivalents	1,359,580	1,414,046	(54,466)	(4)	1,324,318	35,262	3
	Loans held for sale	85,372	314,437	(229,065)	(73)	36,740	48,632	132
	Trading securities	150,847	183,894	(33,047)	(18)	245,258	(94,411)	(38)
	Securities available for sale	8,965,121	7,676,837	1,288,284	17	12,692,985	(3,727,864)	(29)
	Securities held to maturity	12,961,900	11,708,266	1,253,634	11	4,080,134	8,881,766	218

	Loans	11,289,423	10,688,717	600,706	6	8,910,967	2,378,456	27
	Less allowance for loan losses	138,903	141,325	(2,422)	(2)	131,529	7,374	6
		11,150,520	10,547,392	603,128	6	8,779,438	2,371,082	27
	Reserve %	1.23%	1.32%			1.48%
	Bank premises and equipment, net	1,217,222	1,135,035	82,187	7	963,459	253,763	26
	Other assets	402,978	383,029	19,949	5	309,149	93,829	30
	Total assets	$36,293,540	$33,362,936	$2,930,604	9%	$28,431,481	$7,862,059	28%

Liabilities	Deposits:
	Demand:
	Noninterest-bearing	$7,827,651	$7,540,381	$287,270	4%	$6,047,322	$1,780,329	29%
	Interest-bearing	13,133,145	11,966,515	1,166,630	10	10,886,783	2,246,362	21
	Savings	8,676,201	7,504,035	1,172,166	16	6,104,644	2,571,557	42
	Time	3,606,689	3,508,132	98,557	3	3,202,883	403,806	13
	Total deposits	33,243,686	30,519,063	2,724,623	9	26,241,632	7,002,054	27

	Core deposits	32,370,994	29,624,831	2,746,163	9	25,108,705	7,262,289	29

	Total other liabilities	935,493	994,382	(58,889)	(6)	640,230	295,263	46
		34,179,179	31,513,445	2,665,734	8	26,881,862	7,297,317	27

Stockholders' Equity		2,114,361	1,849,491	264,870	14	1,549,619	564,742	36

	Total liabilities and stockholders' equity	$36,293,540	$33,362,936	$2,930,604	9%	$28,431,481	$7,862,059	28%

Commerce Bancorp, Inc. and Subsidiaries
Consolidated Balance Sheets
(unaudited)

		September 30,	December 31,
	(dollars in thousands)	2005	2004

Assets	Cash and due from banks	$1,345,080	$1,050,806
	Federal funds sold	14,500	0
	Cash and cash equivalents	1,359,580	1,050,806
	Loans held for sale	85,372	44,072
	Trading securities	150,847	169,103
	Securities available for sale	8,965,121	8,044,150
	Securities held to maturity	12,961,900	10,463,658
	(market value 09/05-$12,814,738; 2004-$10,430,451)
	Loans	11,289,423	9,454,611
	Less allowance for loan losses	138,903	135,620
		11,150,520	9,318,991
	Bank premises and equipment, net	1,217,222	1,059,519
	Other assets	402,978	351,346
	Total assets	$36,293,540	$30,501,645

Liabilities	Deposits:
	Demand:
	Noninterest-bearing	$7,827,651	$6,406,614
	Interest-bearing	13,133,145	11,604,066
	Savings	8,676,201	6,490,263
	Time	3,606,689	3,157,942
	Total deposits	33,243,686	27,658,885

	Other borrowed money	703,227	661,195
	Other liabilities	232,266	315,860
	Long-term debt	0	200,000
		34,179,179	28,835,940

Stockholders'	Common stock, 173,784,250 shares issued (160,635,618 shares in 2004)	173,784	160,636
Equity	Capital in excess of par value	1,263,180	951,476
	Retained earnings	725,215	543,978
	Accumulated other comprehensive (loss) income	(35,108)	20,953
		2,127,071	1,677,043

	Less treasury stock, at cost, 837,338 shares (795,610 shares in 2004)	12,710	11,338
	Total stockholders' equity	2,114,361	1,665,705

	Total liabilities and stockholders' equity	$36,293,540	$30,501,645

Commerce Bancorp, Inc. and Subsidiaries
Consolidated Statements of Income
(unaudited)

		Three Months Ended			Nine Months Ended
		September 30,			September 30,
	(dollars in thousands, except per share amounts)	2005	2004	% Change	2005	2004	% Change

Interest	Interest and fees on loans	$178,878	$124,698	43%	$485,935	$346,858	40%
income	Interest on investments	243,187	195,968	24	703,103	537,396	31
	Other interest	1,774	148	1,099	2,979	642	364
	Total interest income	423,839	320,814	32	1,192,017	884,896	35

Interest	Interest on deposits:
expense	Demand	68,100	24,539	178	168,526	59,211	185
	Savings	35,215	12,408	184	77,553	30,410	155
	Time	26,114	14,210	84	66,793	43,117	55
	Total interest on deposits	129,429	51,157	153	312,872	132,738	136
	Interest on other borrowed money	4,697	2,255	108	16,024	3,755	327
	Interest on long-term debt	2,339	3,020	(23)	8,379	9,060	(8)
	Total interest expense	136,465	56,432	142	337,275	145,553	132

	Net interest income	287,374	264,382	9	854,742	739,343	16
	Provision for loan losses	3,000	10,750	(72)	13,750	30,998	(56)
	Net interest income after provision for loan losses	284,374	253,632	12	840,992	708,345	19

Noninterest	Deposit charges and service fees	72,302	57,081	27	201,068	155,279	29
income	Other operating income	46,763	42,089	11	131,532	121,339	8
	Net investment securities gains	5,714	943	506	11,511	2,002	475
	Total noninterest income	124,779	100,113	25	344,111	278,620	24

	Total Revenues	412,153	364,495	13	1,198,853	1,017,963	18

Noninterest	Salaries and benefits	134,149	114,467	17	381,002	315,917	21
expense	Occupancy	41,873	31,689	32	118,976	87,748	36
	Furniture and equipment	32,371	27,987	16	90,192	79,167	14
	Office	14,871	11,082	34	40,125	32,922	22
	Marketing	12,460	8,994	39	26,717	26,968	(1)
	Other	52,858	52,943	(0)	168,475	142,945	18
	Total noninterest expenses	288,582	247,162	17	825,487	685,667	20

	Income before income taxes	120,571	106,583	13	359,616	301,298	19
	Provision for federal and state income taxes	41,116	36,493	13	123,615	102,998	20
	Net income	$79,455	$70,090	13%	$236,001	$198,300	19%

	Net income per common and common equivalent share:
	Basic	$0.48	$0.45	7%	$1.45	$1.27	14%
	Diluted	$0.45	$0.42	7	$1.36	$1.19	14
	Average common and common equivalent shares outstanding:
	Basic	165,701	157,250	5	162,947	155,851	5
	Diluted	180,360	172,090	5	177,951	171,865	4
	Cash dividends, common stock	$0.11	$0.10	10%	$0.33	$0.29	14%

Commerce Bancorp, Inc. and Subsidiaries
Consolidated Statements of Income
(unaudited)

		Three Months Ended
		September 30,	June 30,		September 30,
	(dollars in thousands, except per share amounts)	2005	2005	% Change	2004	% Change

Interest	Interest and fees on loans	$178,878	$161,839	11%	$124,698	43%
income	Interest on investments	243,187	234,970	3	195,968	24
	Other interest	1,774	889	100	148	1,099
	Total interest income	423,839	397,698	7	320,814	32

Interest	Interest on deposits:
expense	Demand	68,100	53,755	27	24,539	178
	Savings	35,215	23,258	51	12,408	184
	Time	26,114	22,281	17	14,210	84
	Total interest on deposits	129,429	99,294	30	51,157	153
	Interest on other borrowed money	4,697	6,917	(32)	2,255	108
	Interest on long-term debt	2,339	3,020	(23)	3,020	(23)
	Total interest expense	136,465	109,231	25	56,432	142

	Net interest income	287,374	288,467	(0)	264,382	9
	Provision for loan losses	3,000	4,500	(33)	10,750	(72)
	Net interest income after provision for loan losses	284,374	283,967	0	253,632	12

Noninterest	Deposit charges and service fees	72,302	68,802	5	57,081	27
income	Other operating income	46,763	42,152	11	42,089	11
	Net investment securities gains	5,714	4,689	22	943	506
	Total noninterest income	124,779	115,643	8	100,113	25

	Total Revenues	412,153	404,110	2	364,495	13

Noninterest	Salaries and benefits	134,149	127,552	5	114,467	17
expense	Occupancy	41,873	39,110	7	31,689	32
	Furniture and equipment	32,371	28,895	12	27,987	16
	Office	14,871	12,577	18	11,082	34
	Marketing	12,460	8,456	47	8,994	39
	Other	52,858	61,909	(15)	52,943	(0)
	Total noninterest expenses	288,582	278,499	4	247,162	17

	Income before income taxes	120,571	121,111	(0)	106,583	13
	Provision for federal and state income taxes	41,116	41,702	(1)	36,493	13
	Net income	$79,455	$79,409	0%	$70,090	13%

	Net income per common and common equivalent share:
	Basic	$0.48	$0.49	(2)%	$0.45	7%
	Diluted	$0.45	$0.46	(2)	$0.42	7
	Average common and common equivalent shares outstanding:
	Basic	165,701	162,287	2	157,250	5
	Diluted	180,360	177,202	2	172,090	5
	Cash dividends, common stock	$0.11	$0.11	0%	$0.10	10%

	Return on average assets	0.92%	0.97%		1.02%
	Return on average equity	16.62	17.68		18.97

Commerce Bancorp, Inc.
Selected Consolidated Financial Data
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2005	2004	% Change	2005	2004	% Change
	(dollars and shares in thousands)			(dollars and shares in thousands)

Income Statement Data:
Net interest income	$287,374	$264,382	9%	$854,742	$739,343	16%
Provision for loan losses	3,000	10,750	(72)	13,750	30,998	(56)
Noninterest income	124,779	100,113	25	344,111	278,620	24
Total revenues	412,153	364,495	13	1,198,853	1,017,963	18
Noninterest expense	288,582	247,162	17	825,487	685,667	20
Net income	79,455	70,090	13	236,001	198,300	19

Per Share Data:
Net income - Basic	$0.48	$0.45	7%	$1.45	$1.27	14%
Net income - Diluted	0.45	0.42	7	1.36	1.19	14

Book value - Basic				$12.23	$9.80	25%
Book value - Diluted				11.69	10.05	16

Revenue per share - Diluted	$9.14	$8.47	8%	$8.98	$7.90	14%

Weighted Average Shares Outstanding:
Basic	165,701	157,250		162,947	155,851
Diluted	180,360	172,090		177,951	171,865

Balance Sheet Data:

Total assets				$36,293,540	$28,431,481	28%
Loans (net)				11,150,520	8,779,438	27
Allowance for loan losses				138,903	131,529	6
Securities available for sale				8,965,121	12,692,985	(29)
Securities held to maturity				12,961,900	4,080,134	218
Total deposits				33,243,686	26,241,632	27
Core deposits				32,370,994	25,108,705	29
Convertible Trust Capital Securities - Commerce Capital Trust II				0	200,000	-
Stockholders' equity				2,114,361	1,549,619	36

Capital:

Stockholders' equity to total assets				5.83%	5.45%

Risk-based capital ratios:
Tier I				12.19	12.31
Total capital				13.02	13.27

Leverage ratio				6.17	6.30

Performance Ratios:

Cost of funds	1.71%	0.90%		1.50%	0.84%
Net interest margin	3.67	4.29		3.87	4.32
Return on average assets	0.92	1.02		0.96	1.03
Return on average total stockholders' equity	16.62	18.97		17.40	18.90

The following summary presents information regarding non-performing loans and assets as of September 30, 2005 and the preceding four quarters (dollar amounts in thousands).

	September 30,	June 30,	March 31,	December 31,	September 30,
	2005	2005	2005	2004	2004
Non-accrual loans:
Commercial	$16,926	$20,467	$18,376	$17,874	$22,647
Consumer	8,559	8,641	8,723	10,138	9,784
Commercial real estate:
Construction	1,882	178	178	-	-
Mortgage	3,353	3,086	1,290	1,317	1,251
Total non-accrual loans	30,720	32,372	28,567	29,329	33,682

Restructured loans:
Commercial	3,230	3,326	3,422	3,518	3,614
Consumer	-	-	-	-	-
Commercial real estate:
Construction	-	-	-	-	-
Mortgage	-	-	-	-	-
Total restructured loans	3,230	3,326	3,422	3,518	3,614

Total non-performing loans	33,950	35,698	31,989	32,847	37,296

Other real estate	310	349	777	626	972

Total non-performing assets	34,260	36,047	32,766	33,473	38,268

Loans past due 90 days or more
and still accruing	177	165	233	602	614

Total non-performing assets and
loans past due 90 days or more	$34,437	$36,212	$32,999	$34,075	$38,882

Total non-performing loans as a
percentage of total period-end
loans	0.30%	0.33%	0.32%	0.35%	0.42%

Total non-performing assets as a
percentage of total period-end assets	0.09%	0.11%	0.10%	0.11%	0.13%

Total non-performing assets and loans
past due 90 days or more as a
percentage of total period-end assets	0.09%	0.11%	0.10%	0.11%	0.14%

Allowance for loan losses as a
percentage of total non-performing
loans	409%	396%	435%	413%	353%

Allowance for loan losses as a percentage
of total period-end loans	1.23%	1.32%	1.40%	1.43%	1.48%

Total non-performing assets and loans
past due 90 days or more as a
percentage of stockholders' equity and
allowance for loan losses	2%	2%	2%	2%	2%

The following table presents, for the periods indicated, an analysis of the allowance for loan losses and other related data: (dollar amounts in thousands)

	Three Months Ended		Nine Months Ended		Year Ended
	09/30/05	09/30/04	09/30/05	09/30/04	12/31/04

Balance at beginning of period	$141,325	$124,688	$135,620	$112,057	$112,057
Provisions charged to operating expenses	3,000	10,750	13,750	30,998	39,238
	144,325	135,438	149,370	143,055	151,295

Recoveries on loans charged-off:
Commercial	930	435	1,920	695	1,000
Consumer	245	265	1,332	636	1,123
Commercial real estate	30	4	80	52	52
Total recoveries	1,205	704	3,332	1,383	2,175

Loans charged-off:
Commercial	(5,287)	(1,651)	(9,102)	(6,649)	(9,416)
Consumer	(1,318)	(2,951)	(3,720)	(4,627)	(6,733)
Commercial real estate	(22)	(11)	(977)	(1,633)	(1,701)
Total charge-offs	(6,627)	(4,613)	(13,799)	(12,909)	(17,850)
Net charge-offs	(5,422)	(3,909)	(10,467)	(11,526)	(15,675)

Balance at end of period	$138,903	$131,529	$138,903	$131,529	$135,620

Net charge-offs as a percentage of
average loans outstanding	0.20%	0.18%	0.13%	0.19%	0.19%

Net Reserve Additions	($2,422)	$6,841	$3,283	$19,472	$23,563

Commerce Bancorp, Inc. and Subsidiaries Average Balances and Net Interest Income
(unaudited)

	September 2005			June 2005			September 2004
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
(dollars in thousands)
Earning Assets
Investment securities
Taxable	$19,732,946	$239,481	4.81%	$18,821,647	$231,275	4.93%	$15,741,541	$191,627	4.84%
Tax-exempt	397,351	4,366	4.36	374,448	3,257	3.49	385,814	5,126	5.29
Trading	96,344	1,335	5.50	178,037	2,427	5.47	159,954	1,552	3.86
Total investment securities	20,226,641	245,182	4.81	19,374,132	236,959	4.91	16,287,309	198,305	4.84
Federal funds sold	198,260	1,774	3.55	117,491	889	3.03	40,413	148	1.46
Loans
Commercial mortgages	3,865,284	63,300	6.50	3,707,963	59,684	6.46	3,189,126	48,881	6.10
Commercial	2,760,625	47,117	6.77	2,569,001	41,417	6.47	2,069,986	28,552	5.49
Consumer	4,087,665	62,720	6.09	3,720,529	55,819	6.02	3,024,776	43,287	5.69
Tax-exempt	498,211	8,831	7.03	426,032	7,568	7.12	337,374	6,121	7.22
Total loans	11,211,785	181,968	6.44	10,423,525	164,488	6.33	8,621,262	126,841	5.85

Total earning assets	$31,636,686	$428,924	5.38%	$29,915,148	$402,336	5.39%	$24,948,984	$325,294	5.19%

Sources of Funds
Interest-bearing liabilities
Savings	$8,127,451	$35,215	1.72%	$7,082,969	$23,258	1.32%	$5,715,755	$12,408	0.86%
Interest bearing demand	12,638,411	68,100	2.14	12,094,680	53,755	1.78	10,270,059	24,539	0.95
Time deposits	2,734,408	18,760	2.72	2,668,791	16,085	2.42	2,409,160	11,046	1.82
Public funds	842,894	7,354	3.46	828,305	6,196	3.00	800,579	3,164	1.57
Total deposits	24,343,164	129,429	2.11	22,674,745	99,294	1.76	19,195,553	51,157	1.06

Other borrowed money	541,119	4,697	3.44	845,462	6,917	3.28	614,282	2,255	1.46
Long-term debt	163,043	2,339	5.69	200,000	3,020	6.06	200,000	3,020	6.01
Total deposits and interest-bearing liabilities	25,047,326	136,465	2.16	23,720,207	109,231	1.85	20,009,835	56,432	1.12

Noninterest-bearing funds (net)	6,589,360			6,194,941			4,939,149
Total sources to fund earning assets	$31,636,686	136,465	1.71	$29,915,148	109,231	1.46	$24,948,984	56,432	0.90

Net interest income and
margin tax-equivalent basis		$292,459	3.67%		$293,105	3.93%		$268,862	4.29%

Other Balances
Cash and due from banks	$1,306,848			$1,241,372			$1,145,324
Other assets	1,845,602			1,749,133			1,430,576
Total assets	34,644,396			32,763,128			27,393,847
Total deposits	31,788,250			29,661,511			24,852,938
Demand deposits (noninterest-bearing)	7,445,086			6,986,766			5,657,385
Other liabilities	240,177			259,873			248,878
Stockholders' equity	1,911,807			1,796,282			1,477,749
Allowance for loan losses	144,740			142,525			131,037

Notes	-Weighted average yields on tax-exempt obligations have been computed on a tax-equivalent basis assuming a federal tax rate of 35%.
-Non-accrual loans have been included in the average loan balance.
-Consumer loans include loans held for sale.

Commerce Bancorp, Inc. and Subsidiaries
Computation of Net Income Per Share
(dollars in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,

	2005	2004	2005	2004
Basic:
Net income applicable to common stock	$79,455	$70,090	$236,001	$198,300

Average common shares outstanding	165,701	157,250	162,947	155,851

Net income per common share	$0.48	$0.45	$1.45	$1.27

Diluted:
Net income applicable to common stock	$79,455	$70,090	$236,001	$198,300
on a diluted basis
Interest expense on trust preferred securities	1,520	1,963	5,446	5,889
	$80,975	$72,053	$241,447	$204,189

Average common shares outstanding	165,701	157,250	162,947	155,851
Additional shares considered in diluted
computation assuming:
Exercise of stock options	8,478	7,258	7,894	8,432
Conversion of trust preferred securities	6,181	7,582	7,110	7,582

Average common and common equivalent
shares outstanding	180,360	172,090	177,951	171,865

Net income per common and common
equivalent share	$0.45	$0.42	$1.36	$1.19

Restated for the March 2005 stock split